William Blair Emerging Growth Stock Conference
October 5, 2010
Sharps Compliance Corp.
NASDAQ: SMED
David P. Tusa
Chief Executive Officer and President

Safe Harbor Statement
Safe Harbor Statement
© Copyright Sharps Compliance Corporation 2010
These slides contain (and the accompanying oral discussion will contain) “forward-
looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995. The words “believe”, “estimate”, “anticipate”, “project” and “expect”
and similar expressions are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the effectiveness of the Company’s strategy and other factors disclosed in the Company’s periodic reports filed with the Securities and
Exchange Commission. Consequently, such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Sharps Compliance
NASDAQ: SMED¹
Market capitalization²                $65.3 million
Recent price²                            $4.38
52-week range²                        $13.00 - $3.91
Avg. daily trading volume (3 mos.)   63,768
³ Ownership based on June 30, 2010 filings
¹ Listed 5/6/09; formerly OTCBB: SCOM
© Copyright Sharps Compliance Corporation 2010

² As of 9/29/10
Total shares outstanding          14.9 million
Ownership³:
    • Institutional                       25%
      • Insider                              30%
Fiscal Year-End                      June 30th
Sharps Compliance is a fully integrated provider of
cost-effective management solutions for medical waste and
unused dispensed medications generated outside the hospital and large healthcare facility setting utilizing the USPS or UPS.
Our strategy is to capitalize on our leadership position and continue to penetrate the estimated $2 billion market opportunity.

Large and Growing
Market Opportunity

$1 Billion Market Opportunity
  Estimated 3 billion used syringes annually
    disposed of outside of the hospital setting(1)
  Would require 30 to 50 million mail-backs per year
Sources:
(1)Centers for Disease Control and Prevention
(2)Associated Press Investigative Report
$1 Billion Market Opportunity
  40% of dispensed medications from 4 billion
    prescriptions go unused annually
  Estimated 200 million pounds of medications go
    unused each year(2)
Medical Waste Disposal
Unused Medication Disposal
© Copyright Sharps Compliance Corporation 2010

SHARPS

RediClinic

ups

UNITED STATES POSTAL SERVICE

Vertically Integrated
Solutions Provider

Treatment
Reporting
Tracking
SharpsTracer™
DrugTracer™
Product Application
Distribution
Order
Mail Back
© Copyright Sharps Compliance Corporation 2010

SHARPS

SHARPS

SHARPS
Medical Professional
Sharps Disposal
By Mail System

SHARPS
SECURE

Products and Services

Medical Professional
Sharps Recovery System™
Sharps Recovery
System™
RxTakeAway™
© Copyright Sharps Compliance Corporation 2010
 Serve more than 4,000
     customers in all 50 states
Sharps Secure®

Channels to Market

Retail
© Copyright Sharps Compliance Corporation 2010
•Experienced sales force - 8 employees
•Target sales opportunities > $0.5 million
Direct
Sales
•10 employees - could double staff level
  over next year
•Educating the small quantity generator
  market
Inside
Sales
• Solid lead generation
• Improved marketing
• Online order management
• Build logic and robust eCommerce
  capabilities
Website /
eCommerce
Hospitality
Assisted living
Commercial / Industrial
Pharmaceutical
Manufacturers
Government
Managed Care
Organizations
Dentists
Doctors
Veterinarians
Home
Healthcare
Pharmacies

Government Market

© Copyright Sharps Compliance Corporation 2010
     Launched February 2010 in four state region
     Provides medical waste and unused medication disposal solutions
     Program expanded to five other geographic regions due to positive response
U.S. Department of Veterans Affairs
VA’s pharmacy services division serves over 5.5 million veterans each year
     Rapid-deployment solution in the event of an emergency
     Increasingly recognized part of emergency preparedness program
     Full service outsourced solution
     Initial $40 million government program
        - Product build-out phase completed
        - Awarded first option year at $1.6 million
        - Subsequent three years at $3.0 million per year
Sharps Proprietary Medical Waste Management System
Innovative Pilot
Program

Increasing Regulation

Source: StateScape
States with legislation banning disposal - 9 states
States which introduced legislation - 4 states
States with guidance - 37 states
States with legislation - 6 states plus District of Columbia
States which introduced legislation - 5 states
States which have not introduced legislation - 39 states
   Increasingly recognized legislation momentum
■ Iowa and N. Dakota have taken the lead with recent
   disposal program
 Sharps Disposal Legislation for Self-Injectors
 Unused Medication Disposal Legislation
   EPA and California Senate issued new guidelines for
     proper disposal
 Increasing regulation will continue to drive demand for Sharps’ solutions
© Copyright Sharps Compliance Corporation 2010

Waste Conversion Process™
No landfills required
Creates a useful raw material
Safe - 99.999% sterilized, and completely safe to handle
Environmentally responsible - reduces carbon footprint
Facilitates corporate environmental initiatives
Significant differentiator for the Company
Potential additional revenue stream
Patent-pending process, transforms medical waste into a new, clean, raw material ideally suited for energy intensive industries like cement, lime, steel and power plants
© Copyright Sharps Compliance Corporation 2010

Financial Highlights

Solid Business Model

Recurring
Revenue
Early Market
Penetration
First Mover
Advantage
Strong
Margins
Unique
Operating
Leverage
© Copyright Sharps Compliance Corporation 2010

Core Business (recurring revenue markets)
Government Contract
$9.0
$10.6
$12.0
$12.8
$6.0
$14.3
$23.2
$16.0
$3.1
$3.6
$0.4
$3.8
2005
2006
2007
2008
2009
2010
Q4FY09
Q4FY10

Revenue Growth
(in millions)

© Copyright Sharps Compliance Corporation 2010
$39.2
$20.3
$6.7
$4.2

Hospitality
9.1%
Professional
5.7%
Commercial /
Industrial 4.7%
Others 6.2%
Agriculture
3.8%
Retail 8.5%
Pharmaceutical
6.7%
Home
Healthcare
55.3%

FY 2010 Billings
$39.4 million

Hospitality
2.6%
Professional
4.2%
Others
3.3%
Home
Healthcare
16.6%
Pharmaceutical
1.9%
Retail
11.0%
Government
60.4%

Billings by Markets Segment

FY 2008 Billings
$13.2 million
© Copyright Sharps Compliance Corporation 2010

38.9%
42.5%
41.9%
39.8%
51.5%
60.4%
56.6%
29.4%
2005
2006
2007
2008
2009
2010
Q4FY09
Q4FY10

Expanded Gross Margins

© Copyright Sharps Compliance Corporation 2010
In order to facilitate anticipated growth, investments were made to launch the new Atlanta operations and distribution facility and the new Waste Conversion Process™ in third quarter FY10

-1.9%
3.6%
6.1%
0.0%
19.6%
36.8%
16.5%
-38.2%
2005
2006
2007
2008
2009*
2010
Q4FY09
Q4FY10

Operating Leverage

* Excludes $512,372 Q4 FY 2009 special charge
© Copyright Sharps Compliance Corporation 2010

Net Income
(in thousands)

$9,356
$4,197
$382
$785
$81
-$193
$677
-$1,105
2005
2006
2007
2008
2009
2010
Q4FY09
Q4FY10

EPS

Bottom-line Profitability
($0.02)	$0.03	$0.06	$0.01	$0.30	$0.63	$0.05	($0.07)

© Copyright Sharps Compliance Corporation 2010

(As of and for the period ending June 30, 2010)
Strong Balance Sheet
No debt
as of
6/30/10
Cash and
Cash
Equivalents*
$18.1M
Shareholder
Equity
Growth
Q4 08 vs. Q4 10
834%
Line of
Credit
$5.0M

© Copyright Sharps Compliance Corporation 2010
* $2.0 million income tax refund received in July 2010

Investment Highlights

•  Estimated $2 billion market opportunity
•  First mover advantage
•  Increased state and federal regulatory drivers
•  Vertically integrated full-service operations
•  Highly scalable business model with operating leverage
•  Proven experienced management team
© Copyright Sharps Compliance Corporation 2010

William Blair Emerging Growth Stock Conference
October 5, 2010
Sharps Compliance Corp.
NASDAQ: SMED

Definitions
• Sharps Recovery System™ (formerly Sharps Disposal by Mail System®)
                 A cost-effective and easy-to-use solution to dispose of medical waste such as hypodermic needles, lancets , and other small quantities of bio hazardous waste. The disposal solution is ideal for individuals who self-inject, or medical facilities generating small quantities of medical waste.
• Sharps®MWMS™ - Sharps Medical Waste Management System
                 A comprehensive medical waste solution which includes an array of services and products necessary to effectively collect, store and dispose of medical waste and dispensed unused medications outside of the hospital or large healthcare facility setting.
                 The System, which is designed for rapid deployment, features the Sharps Recovery System™ products combined with warehousing, Inventory management, training, data and other services necessary to provide a comprehensive solution.
                 The Sharps®MWMS™ is designed to be an integral part of governmental and commercial emergency preparedness programs.
• RxTakeAway™
                 Designed for individual consumers, retail or mail-order pharmacies, communities and facilities including assisted living, long term care and correction operations to facilitate the proper disposal of unused dispensed medications. This solution consists of a variety of sizes of containers (from a special-use envelope to 10- and 20-gallon products) and return packaging with pre-paid postage to the Company’s treatment facility. The Company recently introduced its proprietary tracking system, DrugTracer™, to document unused patient medication products. The RxTakeAway™ is also an additional component option for the Sharps®
                 Medical Waste Management System™
• Sharps Secure®
                 A containment and disposal method designed specifically for public restrooms. The system is currently used in malls, restaurants, office buildings and industrial facilities.

© Copyright Sharps Compliance Corporation 2010